SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                     ______________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                     ______________________

        Date of report (date of earliest event reported):

                         March 10, 1999


                  INTERNATIONAL GAME TECHNOLOGY
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     (Exact name of registrant as specified in its charter)


      Nevada             001-10684           88-0173041
------------------   ------------------  ------------------
  (State or Other       (Commission       (I.R.S. Employer
   Jurisdiction         File Number)       Identification
   of Formation)                               Number)


            9295 Prototype Drive, Reno, Nevada 89511
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       (Address of principal executive offices) (Zip Code)


                         (775) 448-7777
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      (Registrant's telephone number, including area code)


                         not applicable
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 (Former name or former address, if changed since last report.)

Item 5.  Other Events

     On March 10, 1999, Registrant entered into an Agreement and
Plan of Merger (the "Merger Agreement") with SAC, Inc., a wholly-owned subsidiary of Registrant ("Merger Sub"), and Sodak Gaming,
Inc. (the "Company").

     Pursuant to the Merger Agreement and subject to the terms and conditions thereof, Merger Sub will be merged with and into the Company which will be the surviving corporation and become a wholly-owned subsidiary of Registrant. Under the terms of the Merger Agreement, each stockholder of the Company will receive $10.00 in cash in exchange for the cancellation of each share of Company common stock owned by such stockholder. A copy of the Merger Agreement is being filed as Exhibit 2 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

     Contemporaneously with the execution and delivery of the Merger Agreement, Registrant entered into an Irrevocable Proxy and Voting Agreement (the "Voting Agreements") with each of four stockholders of the Company who collectively own approximately 52% of the Company's shares. Copies of the Voting Agreements are attached to this report as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference. The foregoing description of the Voting Agreements is qualified in its entirety by reference to the full text of each Voting Agreement.

     On March 11, 1999, Registrant and the Company issued a press release, a copy of which is being filed as Exhibit 99 to this report and is incorporated herein by reference.

Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.    Description

2              Agreement  and Plan of Merger, dated as  of  March
               10,   1999,   by  and  among  International   Game
               Technology, SAC, Inc. and Sodak Gaming, Inc.

10.1 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Harrah's Operating Company, Inc..

10.2 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Michael G. Wordeman.

10.3 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Thomas Celani.

10.4 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Roland W. Gentner.

99             Press   Release   issued  by  International   Game
               Technology  and Sodak Gaming, Inc.  on  March  10,
               1999   announcing  the  execution  of  the  Merger
               Agreement.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          INTERNATIONAL GAME TECHNOLOGY
                                   (Registrant)


Date: March 11, 1999     By:  /s/ Maureen Imus
                         Name:    Maureen Imus
                         Its: Chief Financial Officer and
                              Vice President, Finance

                          EXHIBIT INDEX

          Pursuant  to  Item  601(a)(2) of Regulation  S-K,  this
exhibit index immediately precedes the exhibits.

Exhibit No.    Description

2              Agreement  and Plan of Merger, dated as  of  March
               10,   1999,   by  and  among  International   Game
               Technology, SAC, Inc. and Sodak Gaming, Inc.

10.1 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Harrah's Operating Company, Inc..

10.2 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Michael G. Wordeman.

10.3 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Thomas Celani.

10.4 Voting Agreement, dated as of March 10, 1999, by and between International Game Technology and Roland W. Gentner.

99             Press   Release   issued  by  International   Game
               Technology  and Sodak Gaming, Inc.  on  March  10,
               1999   announcing  the  execution  of  the  Merger
               Agreement.